UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2013 (December 17, 2013)

PROTEA BIOSCIENCES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51474	20-2903252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

955 Hartman Run Road

Morgantown, West Virginia 26507

(Address of principal executive offices)

(304) 292-2226

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective December 17, 2013, Malin, Bergquist & Co., LLP (“Malin”) resigned from Protea Biosciences Group, Inc. (the “Company”) as its independent registered public accounting firm as a result of a merger, which the Company’s board of directors (“the “Board”) accepted. On December 17, 2013 the Board also approved the engagement of Schneider Downs & Co., Inc. (“Schneider”), a top 60 accounting firm based in Pittsburgh, PA, as the Company’s new independent registered public accounting firm.

Neither the report of Malin for the years ended December 31, 2011 and 2012, nor subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company's audited financial statements in its Form 10-K for the years ended December 31, 2011 and 2012 contained a going concern qualification. We have had no disagreements with Malin, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Malin’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports on our financial statements.

We have provided Malin with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an exhibit to this Form 8-K a copy of the letter from Malin as required by Item 304(a)(3) of Regulation S-K.

There were no disagreements or other “reportable events” as that term is described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K, occurring within the Company’s two most recent fiscal years and the subsequent interim periods through the date of dismissal.

On December 17, 2013 the Registrant engaged Schneider as its independent accountant. During the most recent fiscal year, since inception, and the interim periods preceding the engagement, the Company has not consulted Schneider regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
16.1	Letter from Malin Bergquist & Co., LLP, dated December 19, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2013	PROTEA BIOSCIENCES GROUP, INC.

	By:	/s/ Stephen Turner
Stephen Turner
Chief Executive Officer